SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                   -------------------------------------------

                                 Date of Report

                               September 14, 1999

                                   FVNB CORP.
             (Exact name of registrant as specified in its charter)

                        Commission file number: 333-47939


                  Texas                                      74-2871063
(State or other jurisdiction of incorporation             (I.R.S. Employer
          or organization)                               Identification No.)

                               101 S. Main Street
                              Victoria, Texas 77901
                    (Address of principal executive offices)

                                 (361) 573-6321
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS


The news release of FVNB Corp. dated September 14, 1999, attached and filed herewith as Exhibit 99, is incorporated by reference. The release announced that First Victoria National Bank, a subsidiary bank of FVNB Corp., has signed a letter of intent to acquire the Mid-Coast Savings Bank, SSB with locations in Edna and Ganado, Texas. As of June 30, 1999, Mid-Coast Savings Bank had total assets of approximately $42 million.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      c.    Exhibits

            The following exhibit is filed as part of this report:

            (99)  News release of FVNB Corp. dated September 14, 1999.

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
                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            FVNB CORP.
                                            (Registrant)


                                            By: /s/ DAVID M. GADDIS
                                                    David M. Gaddis, President


Date:  September 14, 1999


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
                                INDEX TO EXHIBIT


EXHIBIT NO.       DESCRIPTION                   PAGE

    99            News release of FVNB Corp.      5
                  dated September 14, 1999.



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